Virtus Equity Trend Series,

a series of Virtus Variable Insurance Trust (the “Trust”)

Supplement dated July 21, 2017 to the Summary Prospectus and Statutory Prospectus,

each dated May 1, 2017

Important Notice to Investors

Effective August 25, 2017, Rampart Investment Management Company, LLC (“Rampart”) will begin serving as subadviser to Virtus Equity Trend Series. At a meeting held on June 1-2, 2017, upon recommendation by Virtus Investment Advisers, Inc. (“VIA”), the Series’ investment adviser, the Board of Trustees of the Trust voted to approve an investment subadvisory agreement between VIA and Rampart. In accordance with certain provisions of the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the rules thereunder, and/or certain exemptive orders obtained by VIA on behalf of the Series, shareholder approval is not required for this action.

No changes to the Series’ principal investment strategies or the risks related to principal investment strategies will occur as a result of implementing Rampart as a subadviser. There will be no changes to the Series’ portfolio management team except that each of the portfolio managers will provide their services as representatives of Rampart rather than VIA.

Changes to the Series’ current prospectuses are more fully described below and will be effective on August 25, 2017.

Actions described in the Series’ principal investment strategies as being taken by the Series’ adviser will be deemed to be described as being taken by the subadviser.

The following disclosure will be added under the heading “Management” in the Series’ summary prospectus and summary section of the statutory prospectus:

The Series’ subadviser is Rampart Investment Management Company, LLC (“Rampart”).

Under the subheading “Portfolio Managers” in the Series’ summary prospectus and summary section of the statutory prospectus, the disclosure for each portfolio manager will be revised by replacing “VIA” with “Rampart.”

The second paragraph under the heading “The Adviser” in the section “Management of the Series” on page 6 of the statutory prospectus will be replaced with the following:

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Rampart to serve as subadviser and perform the day-to-day portfolio management of the Series. Rampart is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

Under the heading “The Adviser” in the section “Management of the Series” on page 7 of the statutory prospectus, the second paragraph will be replaced with the following:

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board the hiring, termination and replacement of one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The following subsection will be added following the second paragraph on page 7 of the statutory prospectus:

The Subadviser

Rampart, an affiliate of VIA, is located at 100 Pearl Street, 9th Floor, Hartford, CT 06103. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutional and high net worth investors. As of December 31, 2016, Rampart had approximately $751 million in assets under management.

From its investment advisory fee, VIA, and not the Series, pays Rampart for its subadvisory services at the rate of 50% of the net advisory fee.

The subheading “Board of Trustees’ Approval of Investment Advisory Agreement” will be replaced with “Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements” and the following sentence will be added after the existing sentence: “The Trust’s semiannual report for the period ended June 30, 2017 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the subadvisory agreement for the Series.”

Under the subheading “Portfolio Management” on page 7 of the statutory prospectus, the disclosure for each portfolio manager will be revised by replacing “VIA” with “Rampart.”

Additionally, effective September 26, 2017, the Series’ name will change to Virtus Rampart Equity Trend Series and all references to the Series using its current name will be deemed to be using its new name.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8510/EquityTrend-Rampart (7/2017)

2

Virtus Equity Trend Series,

a series of Virtus Variable Insurance Trust (the “Trust”)

Supplement dated July 21, 2017 to the

Statement of Additional Information (“SAI”) dated May 1, 2017

Important Notice to Investors

Effective August 25, 2017, Rampart Investment Management Company, LLC (“Rampart”) will begin serving as subadviser to Virtus Equity Trend Series. At a meeting held on June 1-2, 2017, upon recommendation by Virtus Investment Advisers, Inc. (“VIA”), the Series’ investment adviser, the Board of Trustees of the Trust voted to approve an investment subadvisory agreement between VIA and Rampart. In accordance with certain provisions of the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the rules thereunder, and/or certain exemptive orders obtained by VIA on behalf of the Series, shareholder approval is not required for this action.

No changes to the Series’ principal investment strategies or the risks related to principal investment strategies will occur as a result of implementing Rampart as a subadviser. There will be no changes to the Series’ portfolio management team except that each of the portfolio managers will provide their services as representatives of Rampart rather than VIA.

Changes to the Series’ current prospectuses are more fully described below and will be effective on August 25, 2017.

The Glossary entry for Rampart on page 4 of the SAI will be replaced with: “Rampart Investment Management Company, LLC, subadviser to the Rampart Enhanced Core Equity Series and Equity Trend Series.”

The caption for the description of Rampart on page 77 of the SAI will be replaced with: “Rampart – Rampart Enhanced Core Equity Series and Equity Trend Series.” Additionally, the second paragraph of the referenced description will be replaced with the following:

For its services as subadviser, VIA pays Rampart the following subadvisory fee rates:

Series	Subadvisory Fee
Rampart Enhanced Core Equity Series	50% of the net advisory fee
Equity Trend Series	50% of the net advisory fee

Additionally, effective September 26, 2017, the Series name will change to Virtus Rampart Equity Trend Series and all references to the Series using its current name will be deemed to be using its new name.

Investors should retain this supplement with the SAI for future reference.

VVIT 8510B SAI EquityTrend-Rampart (7/2017)